Exhibit 10.25

AMENDMENT dated as of May 3, 2002 (this “Amendment”), to the Assignment and Servicing Agreement dated as of October 1, 1999 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Assignment and Servicing Agreement”), by and among IOS Capital, LLC, a Delaware limited liability company, as Originator and as Servicer (the “Originator” and the “Servicer”), IKON Receivables-1, LLC, as Seller (the “Seller”) and IKON Receivables, LLC as Issuer (the “Issuer”).

WHEREAS, the Servicer has requested that the Originator, the Seller, the Issuer, the Insurer and the Trustee, consent to an amendment to the Assignment and Servicing Agreement in the manner provided for in this Amendment; and

WHEREAS, the Originator, the Seller, the Issuer, the Insurer and the Trustee are willing, on the terms and conditions hereinafter set forth, to consent to such an amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Assignment and Servicing Agreement, as amended hereby.

2.    Amendment of the Agreement. (a) Section 4.01 of the Assignment and Servicing Agreement is hereby amended by adding the following text in its appropriate alphabetical order to read as follows: “(g) In the event of a downgrading of the long term debt rating assigned by Moody’s or S&P to IOS Capital below Baa3 or below BBB-, respectively, the Insurer may, at its option, require the Servicer to establish and maintain, within 30 days of receipt of such notice, and to continue to establish and maintain in accordance with the terms hereof, an Eligible Account, entitled “IKON Receivables, LLC Series 1999-2 Lockbox Account” (the ”Lockbox Account”), in the name of the Trustee for the benefit of the Noteholders and the Insurer. The Servicer (i) shall continue to be afforded adequate access to the Lockbox Account to perform its duties hereunder and (ii) shall be authorized to direct the transfer of funds to the Collection Account in accordance with the terms of Section 4.01(a) hereof. Within 45 days of the receipt of notice required by this Section 4.01(g) from the Insurer, the Servicer shall have instructed in writing each Lessee to remit their respective Lease Payments to the address of the Lockbox Account. In addition, the Servicer shall send such further notices and take such further actions as reasonably requested by the Insurer or as reasonably necessary to cause Lessees to comply with such instructions and remit their respective Lease Payments to the Lockbox Account.”

(b) Section 10.01 of the Assignment and Servicing Agreement is hereby amended by deleting in its entirety clause (ix) of such Section.

(c) Section 10.02 of the Assignment and Servicing Agreement is hereby amended by deleting the text “So long as a Servicer Event of Default shall be continuing,” and substituting therefor “If a Servicer Event of Default has occurred and is continuing or, if and so long as IOS Capital is the Servicer, the long-term senior debt rating assigned by Moody’s or S&P to IOS Capital is Ba2 or BB or below, respectively,”.

3.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Assignment and Servicing Agreement, as amended by this Amendment, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Assignment and Servicing Agreement, as amended by this Amendment, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Servicer to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Assignment and Servicing Agreement, as amended by this Amendment. This Amendment shall apply and be effective only with respect to the provision of the Assignment and Servicing Agreement set forth herein. After the date hereof, any reference to the Assignment and Servicing Agreement shall mean the Assignment and Servicing Agreement as modified hereby.

4.    Effectiveness. This Amendment shall become effective only upon:

(a) receipt by the Trustee of counterparts hereof duly executed and delivered by the Originator, the Seller, the Issuer, the Insurer and the Trustee; and

(b) receipt by the Trustee and the Insurer of (i) an Officers’ Certificate (as defined in the Indenture) required by Section 12.04(a) of the Indenture in connection with this Amendment; and (ii) an Opinion of Counsel (as defined in the Indenture) required by Section 12.04(b) of the Indenture in connection with this Amendment.

5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

6.     Headings. Headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective, proper and duly authorized officer as of the day and year first above written.

IOS CAPITAL, LLC, as Originator,

by:	/s/ J.F. QUINN
Name: J.F. Quinn Title: Treasurer

IKON RECEIVABLES - 1, LLC, as Seller,

by:	/s/ J.F. QUINN
Name: J.F. Quinn Title: Treasurer

IKON RECEIVABLES, LLC, as Issuer,

by:	/s/ J.F. QUINN
Name: J.F. Quinn Title: Treasurer

AMBAC ASSURANCE CORPORATION, as Insurer,

by:	/s/ BARRY S. SCHOFIELD
Name: Barry S. Schofield Title: Treasurer

Acknowledge and Consent:

BNY MIDWEST TRUST COMPANY, as Indenture Trustee,

by:	/s/ ERIC A. LINDAHL
Name: Eric A Lindahl Title: Vice President

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